UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

May 20, 2015

QUALITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

CALIFORNIA	001-12537	95-2888568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18111 Von Karman, Suite 700

Irvine, California 92612

(Address of Principal Executive Offices)

(949) 255-2600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 21, 2015, Quality Systems, Inc. (the “Company”) issued a press release announcing its financial performance for the period ended March 31, 2015. A copy of the press release is attached to this Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

The information in this Item 2.02 of this Form 8-K, as well as Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

On May 20, 2015, the Board of Directors (the “Board”) of the Company modified the compensation of John Stumpf, Interim Chief Financial Officer of the Company, effective May 20, 2015. Mr. Stumpf’s compensation will consist of the following components:

•	A base salary at an annualized rate of $315,000.

•	An annual cash bonus opportunity of up to $157,500, subject to the terms and provisions of the Company’s current fiscal year 2016 executive compensation program.

•	An equity bonus opportunity of up to 30,000 restricted performance shares of the Company’s common stock over a three year period subject to the terms and provisions of the Company’s current fiscal year 2016 executive compensation program.

The disclosures set forth under Item 5.02 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 20, 2015 are incorporated herein by reference.

Item 8.01	Other Events.

Quarterly Dividend

On May 20, 2015, the Board declared a quarterly cash dividend of $0.175 per share on the Company’s outstanding shares of common stock, payable to shareholders of record as of June 12, 2015 with an anticipated distribution date on or about July 6, 2015. The $0.175 dividend is declared pursuant to the Company’s current practice to pay a regular dividend on the Company’s outstanding shares of common stock each fiscal quarter subject to Board review and approval.

Annual Meeting

On May 20, 2015, the Board set August 11, 2015 as the date of the Company’s 2015 Annual Shareholders’ Meeting (the “Annual Meeting”). The Annual Meeting will be held at the Center Club, 650 Town Center Drive, Costa Mesa, California 92626. Shareholders of record as of June 16, 2015 are eligible to vote and attend the Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated May 21, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2015

QUALITY SYSTEMS, INC.

By:	/s/ John Stumpf
John Stumpf
Interim Chief Financial Officer

EXHIBITS ATTACHED TO THIS REPORT ON FORM 8-K

Exhibit No.	Description

99.1	Press Release dated May 21, 2015